UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

May 16, 2018

ABAXIS, INC.

(Exact name of registrant as specified in its charter)

California	000-19720	77-0213001
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3240 Whipple Road, Union City, CA 94587

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(510) 675-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 16, 2018, Clinton H. Severson, the Chief Executive Officer of Abaxis, Inc. (the “Company”), sent an email (the “Employee Letter”) to the Company’s employees in connection with the announcement of the proposed acquisition of the Company by Zoetis Inc., a Delaware corporation (“Parent,” and the proposed acquisition, the “Merger”). The Employee Letter was first used or made available on May 16, 2018. A copy of the Employee Letter is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On May 16, 2018, representatives of Parent presented a slide deck at a town hall meeting for the Company’s employees in connection with the announcement of the proposed Merger. The slide deck presented at the town hall meeting (the “Town Hall Presentation”) was first used or made available on May 16, 2018. A copy of the Town Hall Presentation is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

On May 16, 2018, the Company confirmed that the Company would pay as previously declared the cash dividend of $0.18 per share of common stock of the Company, to be paid on June 15, 2018, to all shareholders of record as of the close of business on June 1, 2018.

Cautionary Statement Regarding Forward-Looking Statements

Statements included in this Current Report on Form 8-K which are not historical in nature or do not relate to current facts are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as other similar words and expressions of the future, are intended to identify forward-looking statements. The Company and Parent caution readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against Parent or the Company; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) or Abaxis shareholder approval or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Parent and the Company do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the acquisition and integration of the Company successfully; and other factors that may affect future results of Parent and the Company. Additional factors that could cause results to differ materially from those described above can be found in Parent’s Annual Report on Form 10-K for the year ended December 31, 2017, which is on file with the Securities and Exchange Commission (the “SEC”) and in other documents Parent files with the SEC, and in the Company’s Annual Report on Form 10-K for the year ended March 31, 2017 and Quarterly Report on Form 10-Q for the quarter ended December 31, 2017, which are on file with the SEC, and in other documents the Company files with the SEC. The Company does not undertake to update any of these statements in light of new information or future events.

Important Additional Information

In connection with the proposed transaction between Parent and the Company, the Company expects to file with the SEC a proxy statement of the Company, as well as other relevant documents concerning the proposed transaction. This communication is not a substitute for the proxy statement or for any other document that the Company may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to the Company’s shareholders for their consideration. Before making any voting decision, shareholders of the Company are urged to read the proxy statement regarding the transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction.

Shareholders of the Company will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Parent and the Company, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Abaxis, Inc., 3240 Whipple Road, Union City, CA 94587, Attention: Corporate Secretary; telephone: (510) 675-6500, or from Abaxis’ website, www.abaxis.com..

Participants in the Solicitation

The Company, Parent and certain of their respective directors, executive officers and employees may be deemed participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in the Company’s definitive proxy statement, which was filed with the SEC on September 19, 2017, and certain of its Current Reports on Form 8-K. Information regarding Parent’s directors is available in Parent’s definitive proxy statement, which was filed with the SEC on April 2, 2018, and information regarding Parent’s executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February15, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement to be filed with the SEC in connection with the proposed transaction. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Employee Letter from Clinton H. Severson to Company employees on May 16, 2018

99.2	Town Hall Presentation delivered by Parent to Company employees on May 16, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2018

ABAXIS, INC.

By:	/s/ Ross Taylor
Ross Taylor
Chief Financial Officer, Vice President of Finance and Secretary